GENESYS™ INDUSTRIES

AGGREGATING & INTEGRATING THE
ADVANCED MANUFACTURING INDUSTRY

Safe Harbor Statement

This presentation may contain forward looking statements that involve numerous risks and uncertainties. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. These forward-looking statements are not a guarantee of future performance. This release may contain Non-GAAP financial information and are not calculated or presented in accordance with US GAAP. The Company believes that the presentation of non-GAAP financial measures provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. The Company's management regularly uses these supplemental non-GAAP financial measures internally to understand, manage and evaluate the Company's business and make operating decisions. These risks and uncertainties are discussed in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Statements made herein are as of the date of this presentation and should not be relied upon as of any subsequent date. Except as may be required by applicable securities laws, we do not undertake any obligation to revise or update any forward-looking statements contained in this presentation.

Table of Contents

Section

Genesys Industries Mission

Genesys Industries is an advanced manufacturing company producing precision metal components across a wide variety of industries positioned to consolidate the fragmented manufacturing industry.

At current market valuations in the lower middle-market manufacturing companies in the $1-$10 million revenue range can be purchased for 3+ x earnings (EBITDA). By aggregating and integrating these acquisitions, Genesys Industries can become an emerging middle-market company and demand an industry standard valuation of 6-8 x earnings; thus, creating massive shareholder value.



*EBITDA: Earnings Before Interest, Taxes, Depreciation, & Amortization

GI GENESYS INDUSTRIES

Today’s Genesys Industries & Capabilities




1914

ADDITIVE & PRECISION MANUFACTURING

3D Printing



Digital Machining



Robotics



INDUSTRIES SERVED

Aerospace



Defense



Space



Construction



Medical



Railroad



Automotive



Telecom



Oil & Gas



Automation



Packaging



Food Processing



Capital Raising Infrastructure

STRATEGICALLY BECAME PUBLICLY TRADED (OTC: GEIN)

Going Public has provided GEIN to raise capital and provide liquidity for existing shareholders without the resource drain common in the typical big board IPO process. GEIN conducted a DPO (Direct Public Offering) and listed on the OTC Markets. GEIN is fully reporting to the SEC and FINRA.

Possible Methods to Raise Future Capital:

Equity lines, Shelf offerings, Secondary Offerings, Regulation A+

MANAGEMENT HAS $2 MILLION VESTED IN THE COMPANY

Management has committed ***$500k*** line of credit

Management has gifted over ***$350k*** of machinery to Genesys Industries

Management has provided ***$1.2 million*** facility at a NO COST LEASE

Management has taken **NO SALARY** in past three years

What is ADVANCED MANUFACTURING

Manufacturers that produce components for large industrial assemblies in industries such as aviation, automotive, medical, industrial, etc.

Target Firms

1. **Advanced Precision Parts Manufacturers**

   These firms manufacture complex component parts for original equipment manufacturers (OEM's)

1. **Value-Added High-Tech Metal Manufacturers**

   These firms provide high-volume metal fabrication and processing services

e.g. A contract manufacturer can make a large or small component part that goes into larger product assemblies or finished machinery such as an airplane, vehicle, or any piece of industrial equipment





What is ADDITIVE MANUFACTURING

High tech revolutionary method of advanced manufacturing that builds a part layer by layer by joining raw material (ex: aluminum) in fine powder form.

MAKES PARTS…

QUICKER

CHEAPER

MORE PRECISE

MORE EFFICIENT



GENESYS INDUSTRIES

Consolidating the Fragmented Advanced Manufacturing Industry


The whole is greater than the sum of its parts.
Aristotle

Advanced Manufacturing is a FRAGMENTED industry

Over **20,000** potential targets in the industry between $1 and $10 million revenue (Data from ReferenceUSA)

Very few large Industry Players

Companies are often rural and run by owners who are technically proficient, but not financially sophisticated

This lack of financial sophistication is another main driver of the **MASSIVE PRICING INEFFICIENCIES** at this level of the marketplace, leading to firms being valued at only 3+ x EBITDA



*EBITDA: Earnings Before Interest, Taxes, Depreciation, & Amortization

CHEAP VALUATIONS (1-3+ x EARNINGS)

Lower Middle Market companies are the last buyout frontier

Too Expensive for "main street" Buyers

Too Small for Private Equity and other Institutional Purchasers

Leads to lack of buying power and **SUPPRESSED VALUATIONS**

> $10 million revenue (Middle-Market & Up)	Private Equity, Large industry players, Institutional buyers
$1-$10 million revenue (lower middle-market)	↕ Lack of Buying Power
< $500k revenue (Main Street/Mom & Pop)	Main Street buyers, Individuals

Lower Middle Market LAND GRAB

BOOMERS RETIRING IN MASS

Not enough buyers for selling businesses

Not enough mainstreet buyers both technically **and** financially sophisticated to purchase these businesses

8 out of 10 lower middle-market business go unsold due to lack of buyers


Only 20% of small business listed for sale ever sell
1/3 of business owners over 50 report having a hard time finding a buyer
Only 15% get passed down to 2nd generation

Source: US Small Business Administration and BizBuySell.com

Private Equity Landscape at sub-middle-market ($1-$10 million revenue)

Lower Middle Market NOT worth PE investments

Just as much time and effort to do large deal as a small deal

PE has **$1.5 Trillion** in dry powder (cash to deploy)

In order to deploy this much capital, targeting middle-market and beyond companies

Excess cash will drive up middle-market valuations

Bad news for PE investors, Good news for middle-market companies



Dry Powder
Available capital at the end of 2019 hit a record high
$1.5T
1.0
0.5
0
2010
'11
'12
'13
'14
'15
'16
'17
'18
2019
Source: Preqin
Note: 2019 data is based on year-end estimate
Bloomberg

AGGREGATE & INTEGRATE the market

Aggregate and integrate $1-$10 million revenue firms at 1-3+ x EBITDA valuations to become a solidly middle-market company and uplist to major exchange, sell to Private Equity, or a larger industry player for industry standard 5-8 x EBITDA valuation

Companies already have solid book of business with **strong and sticky customer base** (difficult to become trusted supplier of components)

Target Companies have major barriers to entry as they are very capital-intensive and require a technically sophisticated leader

Potential to greatly increase the capabilities of acquired firms by re-investing their profits into modern sales & communication processes, high-tech, additive and digital manufacturing machines

Thus potential to expand capabilities (increase revenue), improve efficiency, drive down costs and **CREATE LARGE SHAREHOLDER VALUE** in the process

*EBITDA: Earnings Before Interest, Taxes, Depreciation, & Amortization

Disclosures

This entire report and other written reports and oral statements we make from time to time, including, without limitation, those contained in the video clips, press releases, media releases, podcasts, voice clips on this website, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target" or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, those discussed in our filings with the Securities and Exchange Commission and the following: economic conditions generally; competition; our ability to find suitable acquisition candidates and execute our acquisition strategy; the expected impact of acquisitions we complete, including the expected impact on our results of operations and EBITDA; our ability to raise debt and equity capital; our ability to attract and retain key employees to execute our growth strategy; litigation, including litigation related to misclassification of independent contractors; our ability to develop and implement a suitable information technology system; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to retain our and our acquired companies' largest customers; our ability to successfully integrate acquired businesses; and governmental regulation. All forward-looking statements that we make are qualified by these cautionary statements and there can be no assurance that the actual results or anticipated developments will be realized or, even if substantially realized, that they will have the expected consequence to or effects on us or our business or operations. Our forward-looking statements speak only as of the date made and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Contact

- For Additional Information please contact
- Mr. Evan Schick – Head of Corporate Finance
- T. 941-722-3600
- ir@genesysindustries.com